CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                                                 Exhibit 10.1

This Marketing and Distribution Agreement is made, entered into, and effective as of March 21, 1997 between:
                               SHIVA CORPORATION, a Massachusetts
                               corporation, whose registered office is at 28 Crosby Drive Bedford, MA, USA
                               (hereinafter called "SHIVA")

                      and:
                               NORTHERN TELECOM LIMITED, a Canadian
                               corporation, having executive offices at
                               8200 Dixie Road, Brampton, Ontario, Canada
                               L6T 5P6 on behalf of itself and its
                               SUBSIDIARIES and AFFILIATES
                               (hereinafter collectively called "NORTEL")

WHEREAS, NORTEL and SHIVA have established a relationship where NORTEL purchases Remote LAN Access products from SHIVA; and

WHEREAS, the PARTIES desire to change the relationship to permit NORTEL to acquire manufacturing rights from SHIVA for certain of the products and the ability to distribute such products pursuant ************************* bearing licenses, as the case may be; and

WHEREAS, the PARTIES wish to explore new opportunities in the CARRIER/ISP MARKET, as defined below:;

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES HEREINAFTER SET FORTH, THE PARTIES AGREE AS FOLLOWS:

1.0   DEFINITIONS

      Terms in the MARKETING AGREEMENT (other than names of PARTIES and Section headings) which are in capital letters shall have the meanings set forth in this Article 1 for all purposes in connection with the MARKETING AGREEMENT.

1.1   AFFILIATE is defined as any:

     (i) manufacturing licensee, which is a THIRD PARTY with which NORTEL or its SUBSIDIARIES has entered into an agreement, now or in the future, permitting such THIRD PARTY to manufacture products substantially based upon or equivalent to products designed by or for NORTEL;

     (ii) joint venture, partnership, corporation, or similar association between NORTEL or SHIVA, as the case may be, or their respective SUBSIDIARIES and one (1) or more THIRD PARTIES, in which NORTEL or SHIVA, as the case may be, or their respective SUBSIDIARIES owns or controls, directly or indirectly, a percentage of shares or other mechanism of control that allows NORTEL or SHIVA as the case may be, or their respective SUBSIDIARIES, to effectively control the joint venture, partnership or similar association.; and/or

    (iii) corporation or other legal entity effectively controlled, directly or indirectly, by NORTEL or SHIVA, as the case may be, through the ownership or control of shares or other securities in such corporation or legal entity.

1.2 AVERAGE SALES PRICE shall mean the calculated average price for SPECIFIC PRODUCT sold and invoiced to the CUSTOMER for a specified period.

1.3 BACKGROUND INTELLECTUAL PROPERTY shall mean INTELLECTUAL PROPERTY of a PARTY that is conceived, created, developed or reduced to practice prior to, or independently of, the activities under the MARKETING AGREEMENT or the MA.

1.4 CARRIER/ISP's and CARRIER/ISP MARKET are defined as Local Exchange Carriers, Inter-exchange Carriers, Post-Telephone and Telegraphs (PTT's), Competitive Access Carriers and Telco's, Internet Service Providers (ISPs) and On-Line Service Providers.

1.5   CONFIDENTIAL INFORMATION shall have the meaning set forth in Article 13.

1.6 CUSTOMER means any entity which purchases products, directly or indirectly, from NORTEL.

1.7 DOCUMENTATION means the customer documentation, such as user guides, and design documentation reasonably required by NORTEL to provide first level support to its CUSTOMERS.

1.8 EFFECTIVE DATE means the date the MARKETING AGREEMENT is entered into as written at the beginning of the MARKETING AGREEMENT.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

1.9 ENTERPRISE and ENTERPRISES means any organization(s) that is not a CARRIER/ISP.

1.10 ENTERPRISE NETWORKS shall mean the NORTEL line of business of that name that is responsible for development and sale of NORTEL products to ENTERPRISES.

1.11  ***************shall mean the *********** for the ******** and any relevant documentation required to ************* and ******* the ******** contained in *************** and to **************************************
************** or built in accordance with ****************************. This shall include, but is not limited to, ***************************************
**********************************.

1.12 FCS shall mean the date of the first customer shipment by either PARTY of a SPECIFIC PRODUCT or FEATURE, including hardware, SOFTWARE and DOCUMENTATION, other than for trial purposes. In the case of SHIVA's FCS to NORTEL, such FCS shall be subject to prior acceptance by NORTEL.

1.13 FEATURE or FEATURES shall mean the implementation in hardware, firmware and/or software of a discrete set of features or functionality as described in a SPECIFIC PRODUCT/FEATURE ADDENDUM, and shall include any future FEATURES added to the MARKETING AGREEMENT by addition to Exhibit E of a SPECIFIC PRODUCT/FEATURE ADDENDUM.

1.14 FOREGROUND INTELLECTUAL PROPERTY shall mean INTELLECTUAL PROPERTY first conceived, created, developed or reduced to practice by, or on behalf of a PARTY in the course of performing activities pursuant to the MARKETING AGREEMENT or the MTDA.

1.15 INTELLECTUAL PROPERTY shall mean any invention, patent, trade mark, utility model, copyright, industrial design, mask work or integrated circuit topography right, or any right of whatsoever nature in processes, techniques, improvements, modifications, computer software and data, CONFIDENTIAL INFORMATION, trade secrets or know-how, or any intangible right or privilege of a nature similar to any of the foregoing, in every case in any part of the world and whether or not registered, and shall include all granted registrations in respect of any such right.

1.16  ****************************** shall mean the CARRIER/ISP's in all markets other than ************** including but not limited to **************
************************************.

1.17 INTERNET THRUWAY APPLICATION shall mean NORTEL's marketing solution comprised of NORTEL's (i) Access Node product or equivalent product, (ii) Rapport product and (iii) Magellan product, to provide end-to-end congestion relief for local telephone companies.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

1.18 MINIMUM MARKET PERFORMANCE OBJECTIVE means NORTEL's achievement of PRODUCT revenues in ************* as described in Exhibit G, which shall be updated as required, by the PARTIES.

1.19 MANUFACTURING KNOW-HOW PACKAGE means the technical information, in digital format where practical, including the hardware design, design drawings, schematics, instructions for manufacturing, testing or assembling products, parts and vendors lists, object code, manufacturing training materials, and any other manufacturing know-how information which is reasonably required to enable NORTEL to manufacture certain PRODUCTS.

1.20 MARKETING AGREEMENT is defined as this Marketing and Distribution Agreement, as amended, modified, supplemented or otherwise altered from time to time.

1.21 MASTER TECHNOLOGY DEVELOPMENT AGREEMENT or MTDA shall mean the agree-ment executed by the PARTIES on or about March 31, 1997, containing the terms governing research and development and the funding thereof.

1.22  NET SALES PRICE shall mean the price computed in accordance with Exhibit
H.

1.23  ****************************************** means the named accounts defined in Exhibit A which comprise the market for which SHIVA grants NORTEL *********************************, according to the terms described in
Article 5 and Exhibit E of the MARKETING AGREEMENT.

1.24  PARTY shall mean NORTEL or SHIVA.

1.25  PARTIES shall mean NORTEL and SHIVA.

1.26 PRODUCT or PRODUCTS shall mean the products described in Exhibit E, and such future products as are added to the MARKETING AGREEMENT by addition of a SPECIFIC PRODUCT/FEATURE ADDENDUM to Exhibit E, in each case the PRODUCT is inclusive of hardware, SOFTWARE, firmware and documentation, as is applicable.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

1.27 RIGHT TO MANUFACTURE FEE or RTM FEE shall mean the payment that covers all manufacturing rights for hardware, firmware, SOFTWARE and documentation associated with a SPECIFIC PRODUCT including transfer of the MANUFACTURING KNOW-HOW PACKAGE and assistance for manufacturing start up, as detailed in
Article 5 of the MARKETING AGREEMENT.

1.28 SERVICE PROVIDER GROUP or SPG shall mean a group of employees provided by SHIVA ********* to support NORTEL global sales, marketing and support as further described in Article 12 and Exhibit I.

1.29 SHIVA LIST PRICE shall mean SHIVA's then current U.S. customer list price.

1.30 SHIVA R&D DELIVERABLE DEPENDENCIES shall mean the FEATURES as set forth in Exhibit F, and such future FEATURES to be delivered by SHIVA as are agreed upon pursuant to the terms of the MTDA.

1.31 SOFTWARE shall mean software in object code form which shall be used in each PRODUCT.

1.32 SPECIFIC PRODUCT shall mean a specific PRODUCT as designated in a SPECIFIC PRODUCT/FEATURE ADDENDUM in Exhibit E or in a SPECIFIC PRODUCT/FEATURE ADDENDUM added by amendment to Exhibit E.

1.33 SPECIFIC PRODUCT/FEATURE ADDENDUM shall mean an addendum to Exhibit E of the MARKETING AGREEMENT which describes the ownership, licensing, marketing and distribution rights pertaining to a SPECIFIC PRODUCT.

1.34 SPECIFICATION shall mean the functional specifications for a SPECIFIC PRODUCT agreed by the PARTIES and any future functional specifications that are agreed by the PARTIES in the corresponding section of Exhibit E or the MASTER TECHNOLOGY DEVELOPMENT AGREEMENT.

1.35 SUBSIDIARY shall mean any corporation or other legal entity in which Northern Telecom Limited or SHIVA, as the case may be, directly or indirectly owns and controls, and continues to own and control, fifty percent (50%) or more of the shares or other ownership interest entitled to elect the board of directors or its equivalent.

1.36 THIRD PARTY or THIRD PARTIES shall mean an individual(s) or entity(ies) other than NORTEL or SHIVA.

2.0   RESEARCH AND DEVELOPMENT ("R&D")

2.1 Development and Funding Process. SHIVA shall review its development plans, including all patents and patent applications related to the PRODUCTS, with NORTEL on an ongoing basis. The PARTIES shall agree, in writing, upon those features that add demonstrable value within the CARRIER/ISP MARKET which one or both of the PARTIES shall undertake to develop. The terms and conditions of R&D activities and ownership of INTELLECTUAL PROPERTY shall be described in the MTDA. In addition, the PARTIES shall add the newly developed PRODUCT(S) or FEATURE(S), as applicable, to the MARKETING AGREEMENT including

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

terms describing any royalty, RTM Fees or marketing terms that may apply to such PRODUCT(S) or FEATURE(S).

2.2 NORTEL agrees to **** the R&D program through quarterly payments in 1997 of ********************************************************** for a total of
********************************************************* in 1997. Subject to
mutual agreement by the PARTIES and pursuant to a project addendum of the MTDA, the disbursement of the funds toward the development of PRODUCT(S) or FEATURE(S) shall be based on specific feature content which adds demonstrable value within the CARRIER/ISP MARKET. NORTEL's quarterly payments of *** ****************************************************** shall, subject to the terms and conditions of the MTDA, be paid ************************ of NORTEL's receipt of invoice from SHIVA. Such invoice from SHIVA shall be delivered to NORTEL no earlier than the fifteenth day of the third month of each quarter that the quarterly payments are required to be made. SHIVA agrees to fund no less than *****************************************
**************** in 1997 in R&D related to ****************** and CARRIER/ISP related features which shall also be available to ENTERPRISES. As additional consideration for R&D funding by NORTEL, NORTEL shall receive the following:
(a) rights to prioritize various future FEATURES and enhancements of the PRODUCT platforms and CARRIER/ISP MARKET FEATURE(S), as required by NORTEL,
(b) a list of committed PRODUCT(S) and/or FEATURE(S) for the **************** ***************************************** invested by SHIVA set forth in a project addendum to the MTDA and (c) NORTEL SPECIFIC FEATURES identified as license type E, as the case may be.

2.3 SHIVA's failure to complete work on a project set forth in a project addendum of the MTDA, to the extent that such failure is not cured within the terms described in the MTDA thereby constituting a breach of the MTDA and such breach occurs **************, shall have the following effect in relation to this MARKETING AGREEMENT:

      A. The ****************** provisions described in Exhibit E, Addendum 3, under Rapport 112, ********************, shall be ********* at NORTEL's option.

      B. At NORTEL's option, NORTEL may *************************, pursuant to the provisions of Article 14, for purposes of development and support but may not create derivative works from the ******************. Consistent with the provisions of Article 14, NORTEL may continue to support existing CUSTOMERS on a ************ basis and may manufacture and pay a royalty to SHIVA *******************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      C. At NORTEL's option, NORTEL may acquire *************************** *******, including the *******************************************************
********************** by payment of the amounts described in Article 16.5.

3.0   REGULATORY COMPLIANCE

3.1 SHIVA shall be responsible for obtaining any required regulatory approvals for the PRODUCTS designed by SHIVA even if such PRODUCT is manufactured by or supplied to NORTEL by a party other than SHIVA. NORTEL shall be responsible for obtaining any regulatory approvals for the PRODUCTS that it designs or PRODUCTS of SHIVA design in the event of NORTEL changes to such SHIVA design. In addition, to the extent that any regulatory approval needs to be acquired solely due to the change in manufacturer from SHIVA to NORTEL, NORTEL agrees to fund such additional approval. On an ongoing basis, SHIVA agrees to provide NORTEL with a bill of materials including all UL approval numbers to assist in obtaining any additional regulatory approvals for the PRODUCTS in achieving compliance with regulations. For PRODUCTS that SHIVA designs, in the event that SHIVA has not obtained such approvals in a country in which NORTEL desires to sell the PRODUCTS, SHIVA shall use reasonable efforts to obtain such approvals following a written request by NORTEL. The PARTIES shall provide each other with cooperation and assistance to obtain such approvals and any joint approvals, where applicable. In the event that SHIVA does not make any direct or indirect sales (excluding sales through NORTEL) of the PRODUCTS into such country within ****************** of SHIVA's obtaining such approval, NORTEL shall reimburse SHIVA for the reasonable costs to SHIVA of obtaining such approval.

4.0   OWNERSHIP AND LICENSES

4.1   Technology Ownership.    Unless otherwise specifically agreed, each
PARTY shall retain ownership of its BACKGROUND INTELLECTUAL PROPERTY. The PARTIES shall agree, in writing, on the level of funding and ownership of FOREGROUND INTELLECTUAL PROPERTY developed under the MTDA.

4.2 Licensing Terms. The PARTIES shall agree to the marketing, distribution and licensing rights for PRODUCTS (including terms governing BACKGROUND INTELLECTUAL PROPERTY and FOREGROUND INTELLECTUAL PROPERTY embodied in such PRODUCTS). The marketing, distribution and licensing rights for existing PRODUCTS and FEATURES are set out in the SPECIFIC PRODUCT/FEATURE ADDENDA in Exhibit E. The marketing, distribution and licensing rights for future PRODUCTS and FEATURES, as agreed by the PARTIES, shall be added by addition of SPECIFIC PRODUCT/FEATURE ADDENDA to Exhibit E. If appropriate, future PRODUCTS or FEATURES shall be designated as being subject to Type A, Type B, Type C, Type D, Type E or Type F licenses. In the event that the chosen

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

license type is a *********************** or ********************, the
royalty payment and ***************** shall be set out in the corresponding SPECIFIC PRODUCT/FEATURE ADDENDUM. The current license categories shall not preclude the PARTIES from augmenting the terms of an existing license type, or from creating new license types. Any such augmented or additional license type must be agreed to, in writing, by the PARTIES.

4.3   ************************************************* for ****** Purchase of
***************************************************************

      4.3.1  SHIVA grants to NORTEL a *************************************
license under SHIVA's INTELLECTUAL PROPERTY to use, sublicense for use (and in the case of hardware, sell), support, copy and distribute through multiple tiers of distribution, including NORTEL distributors, a SPECIFIC PRODUCT or FEATURE(S) solely as such INTELLECTUAL PROPERTY rights are incorporated in such SPECIFIC PRODUCT or FEATURE(S).

4.4   ******************************************* for a *****************
**************** or ******* Manufactured by ******.

      4.4.1  SHIVA grants to NORTEL a ****************************************
license under SHIVA'S INTELLECTUAL PROPERTY to use, modify, sublicense for use (and in the case of hardware, sell) support, copy, and distribute (with ****************** as described in the corresponding SPECIFIC PRODUCT/FEATURE ADDENDUM) through multiple tiers of distribution, including NORTEL distributors, a SPECIFIC PRODUCT or FEATURE(S) solely as such INTELLECTUAL PROPERTY rights are incorporated in such SPECIFIC PRODUCT or FEATURE(S).

4.5   ****************** Distribution by ****** of ******************

      4.5.1  SHIVA grants to NORTEL a **********************************
license under SHIVA'S INTELLECTUAL PROPERTY rights to use, modify, sublicense for use (and in the case of hardware, sell), copy, distribute through multiple tiers of distribution, including NORTEL distributors, a SPECIFIC PRODUCT or FEATURE(S) solely as such INTELLECTUAL PROPERTY rights are incorporated in such SPECIFIC PRODUCT or FEATURE(S). SHIVA shall ********** *************************** make available to any THIRD PARTY such SPECIFIC PRODUCT or FEATURE(S).

4.6   ***************************************** for a *****************
**************** or ******************************** by ******

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      4.6.1  NORTEL grants to SHIVA a ****************************************
license under NORTEL's INTELLECTUAL PROPERTY to use, sublicense for use, copy, distribute through multiple tiers of distribution, including SHIVA distributors, a SPECIFIC PRODUCT or FEATURE(S) solely as such INTELLECTUAL PROPERTY rights are incorporated in such SPECIFIC PRODUCT or FEATURE(S).

4.7   *************************** to ****************************************
for further Development pursuant to a project addendum to the MTDA

      4.7.1  NORTEL grants to SHIVA a *************************************
license under NORTEL's INTELLECTUAL PROPERTY to use a SPECIFIC FEATURE(S) solely for the purposes of further developing NORTEL products or NORTEL Feature(s).

4.8 Under all types of licenses, SHIVA grants NORTEL, under SHIVA's INTELLECTUAL PROPERTY, *************************************** license to use, sublicense for use, copy, modify and distribute through multiple tiers of distribution, including NORTEL distributors, DOCUMENTATION related to a SPECIFIC PRODUCT or FEATURE(S), including release notes for updates.

4.9   SHIVA grants to NORTEL *************************************************
***************************** PRODUCTS purchased or manufactured (pursuant to a right to ***********) and DOCUMENTATION during the term of the MARKETING AGREEMENT. Any alteration or use of *********************************
relating to the PRODUCTS and DOCUMENTATION shall require prior review and approval by *****. ****** agrees to ***** the *********************** to any future PRODUCTS that it markets under any ********************************. Design of the ***************** ***** shall be subject to prior review and approval by ******.

5.0   MARKETING CONSIDERATIONS

5.1 First Market Share Review. On or about ******************, NORTEL's (i) VP of Multimedia Solutions, (ii) AVP of Internet Solutions and (iii) VP of Regional Marketing and SHIVA's (i) Senior VP of Sales and Marketing and (ii) VP of Regional Sales and Marketing (collectively, "the SENIOR ADVISORY
GROUP") shall review performance against the MINIMUM MARKET PERFORMANCE OBJECTIVE and the SHIVA R&D DELIVERABLES DEPENDENCIES. In the event of deficient performance the deficient PARTY shall identify how it proposes to cure the deficient performance during the following **********************.
In the event that both PARTIES are deficient the PARTIES may elect to terminate the ********************* of the corresponding license rather than to cure. Upon mutual agreement only, the PARTIES may adjust the MINIMUM MARKET PERFORMANCE OBJECTIVE and the SHIVA R&D DELIVERABLES DEPENDENCIES. In

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

the event that only one PARTY has failed to perform, that PARTY has the unilateral right to cure for ****************.

5.2 Second Market Share Review. On or about *****************, the SENIOR ADVISORY GROUP shall review performance against the MINIMUM MARKET PERFORMANCE OBJECTIVE and the SHIVA R&D DELIVERABLE DEPENDENCIES. In the event that both PARTIES are deficient, the PARTIES may elect to terminate the ********************* of the corresponding license or to continue the *********************. In the event that only one PARTY has failed to perform, the non-breaching PARTY has a unilateral right to ********** ******************* of the corresponding license. In the event that the non breaching PARTY elects to ******************************** of the corresponding license in accordance with this Section 5, that PARTY shall notify the other PARTY sixty (60) days prior to the effective date of such **********. In the event *********** has been terminated, each PARTY shall be able to distribute the SPECIFIC PRODUCT or FEATURE covered by the corresponding license, and, in the case of ******, to ****************** *************** of those THIRD PARTIES enumerated in Exhibit J to the *****
*************************************

5.3 Subsequent Market Share Reviews. On or before ****************, and on or before *********** for subsequent *****, the PARTIES shall establish a new MINIMUM MARKET PERFORMANCE OBJECTIVE and SHIVA R&D DELIVERABLE DEPENDENCIES and shall update Exhibits F and G of the MARKETING AGREEMENT accordingly.
The PARTIES shall follow the same First Market Share Review and Second Market Share Review process for 1998 and subsequent years, with dates revised, by written amendment to this MARKETING AGREEMENT, as deemed appropriate, by the PARTIES.

5.4   Sales to *******************************.  The PARTIES agree to cooperate in establishing a transition program whereby ****** shall ******* *****************************************************************. For a
period of time commencing on the EFFECTIVE DATE of the MARKETING AGREEMENT and ****************************, the PARTIES agree to determine distribution rights for ******************************* according to the process described in this Section.

The SENIOR ADVISORY GROUP and the senior team leader of the SPG shall hold monthly meetings to review potential ******************************* and determine distribution rights according to the below listed guidelines. In no circumstance shall the lack of **************** restrict ******** pursuit of business opportunities with these accounts.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Guidelines

1. Demonstrable ******************.  The PARTY that ******************
*********** in the specific ****************************** and performed
*********** activities in support of the prospective account is given preference for ******************* unless other guideline factors would suggest a different result.

2. **************************************************.  Any expressed ********
********** shall be given the *************** in determining which PARTY should service and support the customer.

3. ***********************************************.  The PARTIES shall review the *************************************************************************
**************, rather than ********************************* to either
PARTY, in order to determine the best PARTY to service and support the customer.

4.  ************************************************************.  The PARTIES
shall determine which PARTY is most likely to prepare *********************
******************************.

5. ******************. The PARTIES shall determine which PARTY is best able to provide ******************.

6.  **********************************************************************
**********. In the event a ********* or **** is involved in the transaction and is *************************, the PARTIES shall determine the relationship of the *********** and the **************************. ******
shall ***************************************************.

7.  ***********************.  The PARTIES shall evaluate *********************
******************************************** to determine which PARTY has an
*********************************************************************.

The PARTIES agree that ******************************* may continue to ******************************************* when there is no involvement by
***************. These guidelines are intended to address only those situations where the PARTIES are determining ***************************** for PRODUCTS and sold to *******************************.

6.0   RIGHT TO MANUFACTURE (RTM) LICENSE

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

6.1 SHIVA grants to NORTEL a *********************** RTM license (including, without limitation, the right ************************************* and the right ********************) under SHIVA'S INTELLECTUAL PROPERTY rights (including the MANUFACTURING KNOW-HOW PACKAGE) for SHIVA's LanRover Access Switch technology which NORTEL ********** Rapport 112 and SHIVA's Access Port technology which NORTEL ************** Rapport Soho Router and any future PRODUCT that the PARTIES agree to in writing and for which NORTEL pays the agreed upon RTM FEE. SHIVA shall make the RTM rights to any future products available to NORTEL on similar terms and conditions ***************** as are described in this Section 6 and Section 7.

6.2 The MANUFACTURING KNOW HOW PACKAGE shall include **************** of SHIVA manufacturing engineering support to assist NORTEL in understanding the contents of the MANUFACTURING KNOW HOW PACKAGE. Additional manufacturing engineering support is available ***************************************
******.

6.3 SHIVA shall advise NORTEL of its ********* and has made *************** ********************************** available to NORTEL. SHIVA shall use its best efforts to assist NORTEL in obtaining *************************** ************************************************************ (including any and ********************************************************.  NORTEL is free to enter into **************** with SHIVA's *********. In the event NORTEL uses SHIVA's ********* and requires access to ******* tools and equipment
***** shall provide technical ********** at the ***************.   Such
technical ********** shall include (i) engineering change order (ECO) documentation, ************ and **************, (ii) ************ the
************** of any ********** components and (iii) **** and *************
******************* and *******; SHIVA shall use reasonable efforts to report any technical ******************* to NORTEL. SHIVA shall charge NORTEL a fee no more than ***************** of ****************** for NORTEL's use of such
******************. In addition, ********* shall be requested to create separate ************ for ***************. NORTEL shall be required to ********* their ***************************************** with SHIVA
*********. SHIVA shall no longer accept Return Material Authorizations RMA's on NORTEL manufactured product. SHIVA shall pay for any *********** ********** with Engineering Change Orders or design changes that are ********* ********. NORTEL shall pay for any ********************** with Engineering Change Orders or design changes that are ******************************** ******. NORTEL acknowledges that the *********** and ******** process described in Section * shall differ from the process employed by SHIVA in the event NORTEL ******************************. In the event that NORTEL ********************************, NORTEL shall be responsible for ***********
************************************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

7.0   PAYMENTS FOR RTM LICENSE

7.1   NORTEL has paid a ************** RTM FEE of ************************
******************************** for the RTM license for SHIVA's LanRover Access Switch technology which NORTEL ************** Rapport 112. Subject to NORTEL's acceptance of all of the ************************* Rapport 112, including but not limited to, **********************, NORTEL shall pay a non refundable RTM FEE of ******************************************* RTM for
**************.  Such payment shall be made ************************ from the date that NORTEL receives an invoice for such RTM from SHIVA. The combined ********************************************************* RTM FEE constitutes the *********************** Rapport 112 (including the *******, associated
************* and ***********, and *************************************
Rapport 112 ***********.

7.2   ********************************** Access Switch ********************.
Upon NORTEL's acceptance of the performance and functionality of the **, NORTEL shall pay a ************** RTM FEE of ************************
******************************** for a RTM license for the **********
************************. Subject to the acceptance of the performance and functionality of the **, such payment shall be made ******************* from the date that NORTEL receives an invoice for the ** RTM FEE.

7.3	Rapport **** Router.  NORTEL has paid SHIVA a ************** RTM FEE of
****************************************** for a license to manufacture the
Access Port technology which NORTEL ******* as the Rapport ***********. The RTM FEE included the **************** to ******* the ******************
****************************. In the event that SHIVA, in its sole option, selects NORTEL as the ******************* SHIVA Access Port, ***************
***************************** RTM FEE shall be ********.

8.0   TRAINING

8.1 NORTEL CUSTOMER Training Courses. SHIVA agrees to provide technical support training and a "Train the Trainer" program to NORTEL as outlined in Exhibit D. ******* for training are assessed apart from the ************* ******* described in Exhibit D including ************** "Train the Trainer" course **********************************************************. SHIVA
grants to NORTEL, in exchange for this ************, a ********* license to use, copy, modify and distribute SHIVA'S training materials under NORTEL's ************************************************ for the purposes of providing training to *********************************** and *********.
SHIVA agrees to provide the course materials in an electronic format compatible with NORTEL's current training documentation.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

8.2 NORTEL Support Training. SHIVA agrees to provide NORTEL with additional training courses at NORTEL's request at ******************************* ************** at SHIVA'S training facility. For courses away from SHIVA'S training facility, NORTEL agrees to pay *******************************
**************************************************************************
******* SHIVA employees providing such courses. SHIVA further agrees that NORTEL shall be entitled to receive further ************* training prices, should SHIVA **********************************************************.

9.0   SHIVA ********************* PRODUCT(S) ** NORTEL

9.1 Purchase Price. All purchase prices are ****************************. SHIVA agrees to sell, and NORTEL agrees to purchase PRODUCTS, **************
*************************************************************************
***********

(a)   *****************************************************************
************
(b)   *********************************************************************
****************************************************************************
********************* CARRIER/ISP).

9.2 Price and Cost Revisions - SHIVA shall provide NORTEL with at least ************************************** of any changes in the list price for
******************************************, and if possible, ****************
**************.  Any price reductions shall be applied to ***********
**************************************************************************
***********************************************************************
*********. SHIVA agrees that it: (i) shall use reasonable efforts to ****** ********************** and ********************** throughout the term of the
MARKETING AGREEMENT; (ii) shall proportionally **************************** ******************* to reasonably reflect any substantial reduction in the ***************************************, and (iii) shall *****************
*************************************************************************
************************************************************************
****************************************************************************
******************************************.  In the event of SHIVA's breach of its ************************** set forth herein, SHIVA shall **********
***************************************************************************
*****************************************************************************
*****************************************************************.

9.3 Order and Acceptance. All orders placed by NORTEL under the MARKETING AGREEMENT shall be initiated by a written purchase order requesting a delivery date; provided, however, that an order may be placed by facsimile.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

if a confirming hard copy of the written purchase order is received by SHIVA. SHIVA shall notify NORTEL of the acceptance or rejection of an order and of the assigned delivery date for accepted orders within a reasonable time *** ******************************** after receipt of the written or oral purchase order. SHIVA shall maintain an adequate inventory of PRODUCTS to meet the forecasts provided under the MARKETING AGREEMENT and shall use its reasonable efforts to deliver the PRODUCTS at the times specified either in the purchase order or as otherwise mutually agreed by the PARTIES. The expectation is that SHIVA shall ship the PRODUCTS to ********************** ***************************** complete and shippable order from NORTEL.

9.4 Forecast. During the term of the MARKETING AGREEMENT, NORTEL shall provide a ***************** rolling forecast of PRODUCT purchases to SHIVA. The first ************** shall be forecasted ******** and ****************
****** shall be forecasted ********** for the PRODUCTS. This forecast information shall include at a minimum, the PRODUCTS required, the quantities, and the month of planned shipment to NORTEL.

      SHIVA shall use NORTEL's forecast information to manage its inventory so as to be able to deliver the forecasted-demand within the time frame described in this Section. The PARTIES shall work together to manage any variations from the forecast. NORTEL shall provide a single point of contact for SHIVA to work with to manage the supply and forecast process.

      NORTEL shall issue **********************************************
************************************************************.  In the event
NORTEL's purchase orders exceed the demand forecast, SHIVA agrees to increase production and/or delivery by ******************************************
************************************ (3), **********************************
*****************************************************
      Time Frame               Demand Forecast Up-Side
      ************************************
      ************************************
      ************************************
      ************************************

      In all cases where purchase orders exceed the demand forecast, SHIVA shall provide best effort to meet purchase order requirements within a reasonable time frame. All increases to the demand forecast shall be formally committed to by SHIVA within ************************ receipt of purchase orders which exceed the demand forecast.

      For the purpose of ordering material with long lead-times, SHIVA shall use the demand forecast. In the event material unique to NORTEL with long lead-times is required to support the demand forecast, subject to NORTEL

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

prior approval, SHIVA shall order such long lead-time material. NORTEL agrees to reimburse SHIVA for the added cost of procuring such material. Unique material shall include NORTEL customized corrugated boxes or packaging, labels for packaging, documentation, overlays for PRODUCTS, and software media. SHIVA agrees to use best effort to minimize NORTEL's liability for such material by canceling orders, returning material for credit or reworking / utilizing common material into other server PRODUCTS. Additionally, SHIVA shall provide to NORTEL documentation in support of any claim made under this Article.

9.5 Shipping. All PRODUCTS delivered pursuant to the terms of the MARKETING AGREEMENT shall be packed as commercially necessary for successful shipment and marked for shipment and delivered to *************************************
**********. Upon delivery to ****************, ************ to the PRODUCTS
*****************************************************.

9.6 Payment. **** payment of the purchase price for PRODUCTS shall be made by NORTEL, ************************ from the date that NORTEL receives (i) the PRODUCT or (ii) an invoice for such PRODUCTS.

9.7 Rescheduling. NORTEL may reschedule any delivery date at any time prior to the date of shipping *************************************** provided that the rescheduled delivery date is within the calendar quarter.

9.8 Quality Commitments. The PARTIES agree within **************** from the EFFECTIVE DATE, to develop a quality improvement plan to improve PRODUCT supplied to NORTEL by SHIVA. Upon implementation of the quality improvement plan, SHIVA agrees to abide by such plan to maintain a minimum quality level of ********************************* in PRODUCT shipped to NORTEL as evidenced by NORTEL's system test and field installation results.

9.9 Inspection and Acceptance. The acceptance of PRODUCT purchased from SHIVA is subject to inspection by NORTEL at its delivery location and such acceptance shall be deemed to occur **************** after receipt of such PRODUCTS at NORTEL's delivery location unless NORTEL shall have provided SHIVA with notice of non-acceptance within such period.

      PRODUCTS will be inspected by NORTEL for major defects, with major defects being defined as (i) any ******************, or (ii) a ***********
***********************************************************************
********************, or (iii) a ****************************************
**********************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      If any unit of PRODUCT does not conform to the requirements of a purchase order or release of a purchase order or to the warranties set forth in Article 11, as determined by NORTEL's inspection pursuant to the terms stated in this Section 9.9, ***********************************************
may be returned to SHIVA ******************. Payment shall neither be deemed to constitute acceptance nor be a **************************************
*********************************************.

9.10 ********************. NORTEL agrees to purchase from SHIVA a cumulative total of **************************************** Rapport 112 ************
***************************************************************************.
**** payment for such purchase shall be made ******************* from the date that NORTEL receives (i) such Rapport 112 product and (ii) an invoice for such Rapport 112 product. SHIVA agrees to *********************** ****************************************************************** which mean those ***************************** that makes ******************************
*****************************************************************************
**********.  The ******************** for ************** shall only apply until *****************, at which time such ******************.  The
******************** for the cumulative ********** in purchases shall apply only to the extent that NORTEL consumes such inventory of purchased PRODUCT for sales on a first in first out basis. For ************************ SHIVA may direct NORTEL **************** to other SHIVA channels for Enterprise market applications globally. In any case, with respect to ************* **********, NORTEL would ***********************************************
*********** SHIVA **************************** to be ***********************
************************************** in the event that SHIVA ******* the
**********, SHIVA shall ***************** NORTEL for ********************
********* based on the ********* on the SHIVA ********** and the ********
*******************************.

10.0  SUPPORT

10.1 NORTEL Support Obligations. NORTEL shall generally provide first and second level support to CUSTOMERS. NORTEL shall access SHIVA support resources through NORTEL's Global Technical Support (GTS) group, currently located in Ottawa, Canada. NORTEL GTS shall provide problem descriptions and customer information in a format which shall be mutually agreed with SHIVA.

10.2 SHIVA Support Obligations. SHIVA shall provide support to NORTEL as set forth in Exhibit D. NORTEL agrees to pay SHIVA according to the terms described in Exhibit D for support during the term of the MARKETING
AGREEMENT.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

10.3 Customer Requests. In the event that the CUSTOMER requests support terms that would require the PARTIES to provide additional services or rights (such as support availability guarantees or customer escrow arrangements), the PARTIES shall work together to provide such customer with additional support terms that are acceptable to the CUSTOMER and to both PARTIES.

11.0  WARRANTY

11.1. General. SHIVA warrants that (i) it has all INTELLECTUAL PROPERTY rights including any INTELLECTUAL PROPERTY rights in any THIRD PARTY technology necessary to permit NORTEL to exercise all rights granted to it under the MARKETING AGREEMENT, (ii) any hardware PRODUCT manufactured by SHIVA and delivered to NORTEL for **************************************
shall conform to SPECIFICATION(S) for a period of *********************** from the date of delivery to NORTEL, and (iii) any hardware PRODUCT manufactured by SHIVA and delivered to NORTEL for CUSTOMERS, not including **************************************, shall conform to SPECIFICATION(S) for a period of ******************** from the date of delivery to NORTEL. The SOFTWARE delivered pursuant to the MARKETING AGREEMENT shall be warranted for a period of *************************. The PARTIES agree that major SOFTWARE defects shall be dealt with according to the terms described in the MTDA. SOFTWARE defects that become apparent following FCS of the SOFTWARE shall be remedied according to the terms specified in Exhibit D. NORTEL agrees to consolidate all repair PRODUCTS from the field, whether under warranty or not, and ship to a central SHIVA site. SHIVA'S sole responsibility under this warranty shall be, at SHIVA's option, to either repair or replace the PRODUCT within ************* and ship the replacement PRODUCT to NORTEL. SHIVA warrants the repaired PRODUCTS shall conform to SPECIFICATION(S) for (i) a period of **************** from the date of delivery to NORTEL or (ii) the remainder under the original warranty, whichever is longer. For PRODUCTS returned for repair that fall outside the warranty period, SHIVA shall provide the same service to NORTEL as for items under warranty, and NORTEL shall pay SHIVA for the repair service. SHIVA shall provide NORTEL with a repair price list prior to NORTEL's FCS of any PRODUCT and update the list quarterly for any changes. The repair price list shall reflect SHIVA's associated cost and overhead to repair the defective part. In the event that a PRODUCT has a material defect before NORTEL ships such PRODUCT to its CUSTOMERS, the warranty period shall ********* until SHIVA has provided NORTEL with a replacement that is (1) a ******** or *********, and (2) **** *******************. SHIVA reserves the right to charge NORTEL for ********* ************************ PRODUCTS that are returned to SHIVA for repair.

11.2 Class A Changes. During the term of the MARKETING AGREEMENT and thereafter for **************, in the event that the PRODUCTS supplied by

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

SHIVA under the MARKETING AGREEMENT, including, but not limited to, NORTEL's inventory on hand manufactured by SHIVA, but excluding PRODUCTS manufactured by or for NORTEL have a material design defect that causes either (i) ***************************, or (ii) ***************************************
**********, SHIVA shall immediately evaluate the problem and as expeditiously as possible provide any change necessary to the component to correct the problem ("Class A Change"). SHIVA shall be responsible for providing all necessary instructions, materials and labor to implement Class A Changes on SHIVA's premises.

11.3. Limitations. Neither PARTY shall have any obligation to provide services under this Article if material defects are caused by (i) malfunction of THIRD PARTY hardware or software other than such THIRD PARTY content as is included by the providing PARTY as part of PRODUCT(S) or FEATURE(S) that are the subject of this MARKETING AGREEMENT, (ii) modification not made or specified by such PARTY, (iii) operator error or (iv) use that is not in accordance with applicable operating instructions.

11.4  Year 2000 Warranty.

      11.4.1 SHIVA represents and warrants that by January 1, 1998, all PRODUCTS and FEATURES provided pursuant to this MARKETING AGREEMENT, when used in accordance with their SPECIFICATIONS and DOCUMENTATION, shall (i) process date and time related data without causing any processing interruptions, abnormal terminations, or changes in performance characteristics, and (ii) shall process and manipulate all date and time related functions correctly. Without limiting the generality of the foregoing, all PRODUCTS and FEATURES provided by SHIVA shall:

              (a) correctly handle date and time related data before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing ongoing operations on dates and portions of dates including, but not limited to, calculating, comparing and sequencing of dates (in both forward and backward operations spanning century boundaries);

              (b) correctly handle leap year calculations (including but not limited to identification of leap years, interval calculations, day-in-year calculations, day-of-the-week calculations, and week-of-the-year calculations);

              (c) correctly handle all two digit date and time related input in a manner that resolves ambiguity as to century in a disclosed, defined and predetermined manner; and

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

              (d) correctly store and provide output of all date and time data in a manner that is unambiguous as to century.

      11.4.2 SHIVA shall immediately notify NORTEL of any and all date-related bugs, errors or deficiencies in the PRODUCTS and/or SHIVA supplied FEATURES. For the purpose of problem resolution, any such date related bugs, errors or deficiencies shall be deemed to be bugs, errors or deficiencies of the highest priority level, and shall be resolved according to the procedures provided for such priority level.

      11.4.3 Any provisions of the MARKETING AGREEMENT that tend to limit or eliminate the liability of SHIVA shall have no application with respect to the year 2000 compliance warranty set out above.

11.5 LIMITATION OF LIABILITY. IN NO CASE SHALL EITHER PARTY BE RESPONSIBLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES HOWEVER CAUSED. EXCEPT FOR THE LIABILITIES OF EITHER PARTY UNDER
CONFIDENTIALITY, INDEMNIFICATION AND LIABILITY AND SECTION 11.4 ONE PARTY'S LIABILITY TO THE OTHER SHALL IN NO INSTANCE EXCEED ***********.

11.6. Disclaimer. EXCEPT FOR THE WARRANTIES SPECIFICALLY STATED IN THE MARKETING AGREEMENT, SHIVA HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.0  SALES AND MARKETING AND SUPPORT - SERVICE PROVIDER GROUP

12.1 The intent of SPG is to increase NORTEL sales into the ********* CARRIER/ISP MARKET. The management structure, functions and mode of operations between NORTEL and SPG are described in Exhibit I.

12.2 NORTEL agrees to pay SHIVA to fund SPG for not more than *************** ********************************************************************* for not
more than **************** people and **********************************
***********************************************************************
***************** people. Funding requirements for subsequent quarters shall be reviewed for approval by the last day of the first month of the preceding quarter. Subject to such review and if approved, NORTEL shall pay SHIVA to fund SPG for not more than *************** people in the ****************
**** and for not more than ********** people in the **********************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

NORTEL shall pay for the actual costs incurred by the SPG on a monthly basis ************************ subject to the quarterly caps outlined above and as subsequently established by the PARTIES. In no event shall NORTEL be responsible for any costs in a quarter which exceed the established quarterly cap for such quarter. Shiva agrees to control internal costs within an agreed upon budget.

12.3 SHIVA shall maintain complete and accurate records of all expenditures made or incurred in respect of the SPG. Such records shall be maintained in accordance with generally accepted accounting principles. SHIVA shall retain such records for the preceding seven (7) years.

Upon thirty (30) days notice to SHIVA, NORTEL may request an audit of the SPG by an independent auditor reasonably acceptable to SHIVA. During the period in which SHIVA is required to maintain SPG records, such auditors shall have reasonable access to such records at a mutually agreeable time and location for the purposes of conducting an audit.

NORTEL shall bear all audit expenses unless such audit reveals that SHIVA has overstated its expenditures in respect of the SPG by more than *********** *****, in which case SHIVA shall pay all reasonable costs associated with the audit. Prompt adjustment shall be made to compensate for any overstatement of expenses revealed by the audit.

12.4 Neither SHIVA, nor any of its employees or agents, shall, in any sense, be considered employees or agents of NORTEL, nor shall SHIVA, its employees or agents, be eligible or entitled to any benefits, perquisites or privileges given or extended to NORTEL employees.

12.5 SHIVA represents and warrants to NORTEL that SHIVA shall be solely responsible for: (i) compensating each of its employees performing SPG services under the MARKETING AGREEMENT; (ii) withholding any sums from amounts payable to such employees with respect to federal, state or local taxes, FICA contributions, unemployment insurance, or similar matters; and
(iii) paying all such amounts to the appropriate entity.

13.0  CONFIDENTIALITY, PROPRIETARY NOTICES AND LEGENDS

13.1 Confidential Information. Each PARTY may receive, under the terms of the MARKETING AGREEMENT, proprietary, scientific, technical, planning, business, marketing, product or financial information, formulas, patterns, compilations, programs, devices, methods, techniques, processes, data, trade secrets or know-how (hereinafter "INFORMATION") of a PARTY or its SUBSIDIARIES or AFFILIATES which is designated as confidential or similar designation at the time of disclosure or that would be understood by the PARTY receiving such INFORMATION at the time of disclosure, exercising

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

reasonable business judgment, to be confidential (hereinafter "CONFIDENTIAL INFORMATION"). The receiving PARTY shall at all times during the term of the MARKETING AGREEMENT, and for ten (10) years after the termination of the MARKETING AGREEMENT, hold such CONFIDENTIAL INFORMATION in confidence and not disclose to THIRD PARTIES except for temporary workers or other contractors who have been retained by a PARTY pursuant to an agreement that contains appropriate confidentiality provisions. The receiving PARTY shall protect the CONFIDENTIAL INFORMATION of the disclosing PARTY to the same extent as it protects its own information of similar type but shall use no less than reasonable care. These obligations shall not apply to information which: (i) was in possession of, or was known by the receiving PARTY prior to its receipt from the disclosing PARTY; (ii) is or becomes public knowledge without the fault of the receiving PARTY; (iii) is received by the receiving PARTY without restriction on disclosure, from a THIRD PARTY who disclosed the information not in violation of any confidentiality restriction or (iv) is disclosed by the receiving PARTY pursuant to statute, regulation, or the order of a court of competent jurisdiction, provided the receiving PARTY previously notifies the disclosing PARTY to permit the taking of appropriate protective measures. The CONFIDENTIAL INFORMATION provisions contained in the MARKETING AGREEMENT shall apply to INFORMATION exchanged between the PARTIES pursuant to prior agreements, or in anticipation of this MARKETING AGREEMENT.

14.0  ******

      For PRODUCTS that are the subject of this MARKETING AGREEMENT, SHIVA shall promptly deposit with a THIRD PARTY acceptable to both SHIVA and NORTEL ***************************************************************************,
to the extent not previously supplied to NORTEL pursuant to a RTM license, the ************************************************************************
all of which may be required for a **************************************
****************.  NORTEL shall pay *******************. Neither PARTY shall terminate ********************** without the prior written consent of the other PARTY. The **************** shall provide that in the event that (i)

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

***********************, or ************************, (ii) ***************
******* PRODUCTS ** NORTEL for ******************** according to the terms of the MARKETING AGREEMENT, or (iii) **********************************
****************************************************************************
********************************************************************MARKETING
AGREEMENT ************************************************ MTDA, **********
********************************************* NORTEL subject to a license that is intended to supplement if required but not supersede any other license rights granted to NORTEL in this MARKETING AGREEMENT, ********** ****************** according to the following terms. In the event of release ********************* due to (i) and (ii) NORTEL may use *************
********************************************** but may not *****************
*********************************.  In the case **************************
**************** (iii) *****************************************************
***********************.  Additionally, ********** agreement shall provide that (i) NORTEL may continue to ********************************************
********* (ii) ********************* NORTEL's ******, NORTEL ***************
*****************************************************************************
*************************************************************************
****************************************************************************
*****************************************************************************
***********************************************.

15.0  INDEMNIFICATION AND LIABILITY

15.1 Indemnification. SHIVA shall defend, at its expense, any action brought against NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS to the extent that it is based on a claim or threatened claim that the manufacture, use or sale of the PRODUCTS infringe any copyright, patent, trademark, mask work or trade secret or other INTELLECTUAL PROPERTY right and SHIVA shall indemnify and hold NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS harmless from any costs, damages, settlements and fees (including reasonable legal fees and expenses) incurred by NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS in such action which are attributable to such claim or threatened claim provided that NORTEL notifies SHIVA promptly in writing of any claim, permits SHIVA to defend, compromise or settle the claim and provides all reasonably available information and assistance regarding such claim. SHIVA shall not be liable for any costs, damages, or fees incurred by NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS in the defense of such action or claim unless authorized in writing by SHIVA. Should any PRODUCTS become, or in SHIVA's reasonable opinion be likely to become, the subject of a claim for infringement of such copyright, patent, trademark, mask work or trade secret or other INTELLECTUAL PROPERTY rights, SHIVA may
(i) procure for NORTEL, at no cost to NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS the right to continue to use the PRODUCTS, (ii) replace or modify the PRODUCTS at no cost to NORTEL, NORTEL's distributors, NORTEL's SUBSIDIARIES, NORTEL's AFFILIATES and CUSTOMERS, to make such non-infringing, provided that the replacement or modified PRODUCTS provides equivalent function and performance; or (iii) if neither (i) or (ii) are commercially feasible, terminate the right to use such PRODUCTS, remove the PRODUCTS, refund to NORTEL all monies paid by

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

NORTEL to SHIVA in respect of such PRODUCTS, and cancel any further obligations NORTEL may have under the MARKETING AGREEMENT in respect of such PRODUCTS. This Section states the entire liability with respect to infringement of any THIRD PARTY INTELLECTUAL PROPERTY rights and neither PARTY shall have additional liability with respect to any alleged or proven infringement.

15.2 NORTEL and SHIVA each agree to indemnify, defend and hold harmless the other PARTY, and that PARTY'S SUBSIDIARIES, AFFILIATES, officers, directors, employees, agents, successors, and assigns, from any and all liabilities and threatened liabilities arising from, in connection with, or based on allegations of, any of the following: (i) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor or other person caused by the tortious conduct of the indemnitor; (ii) the damage, loss or destruction of any real or tangible personal property caused by the tortious conduct of the indemnitor; and (iii) any claim, demand, charge, action, cause of action, or other proceeding asserted against the indemnitee but resulting from an act or omission of the indemnitor in its capacity as an employer of a person, including alleged or actual employment discrimination and wrongful termination actions.

15.3 Both NORTEL and SHIVA shall maintain, during the term of the MARKETING AGREEMENT, all insurance and/or bonds required by any applicable law, including, but not limited to: (a) workers' compensation insurance as prescribed by the laws of all jurisdictions in which work pursuant to the MARKETING AGREEMENT is performed; (b) employers' liability insurance with limits of at least Five Million Dollars ($5,000,000.00) per occurrence; (c) comprehensive general liability insurance (including products liability coverage, contractual liability, advertising liability, and comprehensive automobile liability coverage) each coverage with limits of at least Five Million Dollars ($5,000,000.00) per occurrence. A PARTY shall furnish certificates or other adequate proof of such insurance to the other PARTY upon written request by the other PARTY.

16.0  TERM AND TERMINATION

16.1 Term. The term of the MARKETING AGREEMENT is three (3) years from the EFFECTIVE DATE. The MARKETING AGREEMENT shall continue in force for the term unless terminated earlier under the provisions of this Article 16. SHIVA'S support obligations under the MARKETING AGREEMENT shall continue for an additional seven (7) years after the initial term has expired.

16.2 Termination for Cause. In the event of any material breach of the MARKETING AGREEMENT, the non-breaching PARTY may terminate the MARKETING AGREEMENT by giving *************** prior written notice to the other PARTY; provided, however, that the MARKETING AGREEMENT shall not terminate if the other PARTY has cured the breach prior to the expiration of such **********

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

*** period, or if such breach cannot be cured within such ************** period, the other PARTY has initiated within such ************** period actions to cure such breach, and thereafter cures such breach as soon as reasonably practical. In the event the MARKETING AGREEMENT is terminated due to SHIVA's breach for not providing PRODUCTS to NORTEL for purchase or services according to the terms of the MARKETING AGREEMENT, ************ ********* shall be ****************** pursuant to **********. Unless otherwise stated in a SPECIFIC PRODUCT/FEATURE ADDENDUM, in the event the *********** provisions set forth in a SPECIFIC PRODUCT/FEATURE ADDENDUM *** **********, NORTEL shall be entitled to *************************************
******************************** as described below.

      Any ************************* NORTEL to SHIVA in respect of a SPECIFIC PRODUCT or FEATURE which ****************************** SHIVA *************
*********************************** (as described in the corresponding
SPECIFIC PRODUCT/FEATURE ADDENDUM) for such SPECIFIC PRODUCT or FEATURE shall be ***************** NORTEL ******************************* NORTEL ********
such SPECIFIC PRODUCT or FEATURE ********************* as described in the SPECIFIC PRODUCT/FEATURE ADDENDUM.

16.3 Termination for Insolvency. Either PARTY may terminate the MARKETING AGREEMENT in the event the other PARTY: (i) admits in writing its inability to pay its debts generally as they become due; (ii) commits an act of bankruptcy, (iii) files a notice of intention to make a proposal under the Bankruptcy and Insolvency Act, commences proceedings under the Companies' Creditors Arrangement Act, or otherwise seeks a reorganization, adjustment or composition under applicable bankruptcy laws or any other similar law or statute of any relevant jurisdiction; (iv) enters into an assignment, arrangement or composition for the benefit of its creditors; or (v) consents to the appointment of a receiver or receiver-manager of itself or of the whole or any substantial part of its property. In the event the MARKETING AGREEMENT is terminated due to SHIVA's **********************************
**************************************************.

16.4 Effect of Termination or Expiration. In the event the MARKETING AGREEMENT is terminated or expires, the following license rights shall remain in effect:

       (i) CUSTOMER Rights. All sublicenses properly granted by either PARTY for the PRODUCTS or FEATURES prior to the date of the termination shall continue in full force and effect.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      (ii) License Rights. All licenses granted by each PARTY to the other PARTY under Exhibit E shall continue in full force and effect for an indefinite period of time, subject to the following:

            1. A PARTY seeking to obtain a ************* license has met the ************************ for a particular major revision of SOFTWARE related to SPECIFIC PRODUCT(S) as such ************************ is described in
Section 16.5 below; or

            2. A PARTY continues to make royalty payments of *********** ************************ to the granting PARTY.

            3. NORTEL shall be granted a ********** up license, in the event SHIVA ***********************************************************
***************************************************************************
**************** breaches the MARKETING AGREEMENT or is in breach of its obligations under the MTDA. In the event of such breach by **********
***********************************************************************
**********************.

      (iii) Rights to Manufacture.  All Rights to Manufacture granted under
Article 6.0 shall continue in full force and effect for an indefinite period of time and are perpetual, fully paid up rights.

16.5  ************************

      The PARTIES shall agree upon the SPECIFICATION for each major revision of SOFTWARE related to SPECIFIC PRODUCT(S). Once the revision has been agreed to by the PARTIES, the PARTY that develops the SOFTWARE must be paid ******************************************** in royalty payments by the other
PARTY in order to obtain a ************* license for such revision.  This
**************************************************************************
**************** from and modify the ****** code of the SOFTWARE. The PARTIES anticipate that one ************************************************
****************************************************************************
************************ for each major revision.  In no event may the
****************************************************************************
**********************************************************.  NORTEL shall only be able to *********************************************************
*****************************************************************************
****************************************************************************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

*****.  NORTEL shall be entitled to *****************************************
***************************************************************************
*****************************************************************************
**********************************************************************
*************************************.  This payment shall be paid in equal
***********************************************************************
******************.

17.0  GENERAL

17.1 Governing Law. The MARKETING AGREEMENT shall be governed in all respects by the laws of Ontario and the federal laws of Canada applicable therein.

17.2 Currency. All currency amounts in the MARKETING AGREEMENT are denominated in U.S. dollars.

17.3 Transfer Rights. Neither PARTY shall assign the MARKETING AGREEMENT to any THIRD PARTY (except a SUBSIDIARY) without the prior written consent of the other PARTY; provided however, the merger or consolidation of one PARTY into, or the sale of all or substantially all of the assets of such PARTY to, a THIRD PARTY shall not be deemed to be an assignment. The MARKETING AGREEMENT shall be binding upon and inure to the benefit of the PARTIES hereto and their permitted successors and assigns and provided that the assigning PARTY shall remain fully responsible for all of its obligations under the MARKETING AGREEMENT unless the other PARTY has expressly agreed in writing to release the assigning PARTY from such obligations.

17.4 Notices. All notices or reports permitted or required under this MARKETING AGREEMENT shall be in writing and shall be delivered by personal delivery, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission.

Notices to SHIVA shall be sent to the Corporate Secretary at :

       Shiva Corporation
       28 Crosby Drive
       Bedford, MA 01730-1437
       Attn.:  Corporate Secretary

Notices to NORTEL shall be sent to:

       NORTHERN TELECOM, INC.
       2221 Lakeside Blvd.
       Richardson, Texas 75082
       Attn.:  AVP, Internet Solutions

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

       NORTHERN TELECOM INC.
       2305 Mission College Blvd.
       Santa Clara, California
       Attn.:  Sr. Manager, Enterprise Licensing

cc:    Northern Telecom Limited
       8200 Dixie Road, Suite 100
       Brampton, Ontario  Canada  L6T 5P6
       Attn.:  Manager, Technology Law and Licensing

17.5 No Agency. Nothing contained herein shall be construed as creating any agency, joint venture, partnership, or other form of joint enterprise between the PARTIES.

17.6 Force Majeure. Neither PARTY shall be liable by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, or any other cause which is beyond the reasonable control of such PARTY. If such delays continue for more than sixty (60) consecutive days then either PARTY may elect to terminate this MARKETING AGREEMENT with no further obligations on either PARTY. In the event the MARKETING AGREEMENT is terminated as provided in this Section, NORTEL shall be entitled to credit any future royalty obligations against advance royalty payments as described.

      ***************************** NORTEL ** SHIVA in respect of a SPECIFIC PRODUCT or FEATURE which ****************************** SHIVA *************
*********************** calculation (as described in the corresponding SPECIFIC PRODUCT/FEATURE ADDENDUM) for such SPECIFIC PRODUCT or FEATURE shall be ************************************************************************
******************************************************.

17.7 Waiver. The failure of either PARTY to require performance by the other PARTY of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either PARTY of a breach of any provision hereof be taken or held to be waiver of the provision itself.

17.8 Severability. In the event that any provision of the MARKETING AGREEMENT shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render the MARKETING AGREEMENT unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

17.9 Entire Agreement. The MARKETING AGREEMENT and the Exhibits constitute the entire agreement between the PARTIES with respect to the subject matter hereof. The MARKETING AGREEMENT supersedes, and the terms of the MARKETING AGREEMENT govern, any prior or collateral agreements, including but not limited to the agreement between the PARTIES dated May 15, 1995 and all subsequent amendments, with respect to the subject matter hereof (but does not supersede the MTDA between the PARTIES which deals with related subject matter). In the event of a conflict between the MARKETING AGREEMENT and the MTDA, the MARKETING AGREEMENT shall govern. The MARKETING AGREEMENT may only be changed by mutual agreement of authorized representatives of the PARTIES in writing.

17.10 Survivability.  Sections 1, 2, 4, 6, 11, 13 ,15, 16, and Section 17.10,
17.12 and any corresponding parts of the exhibits referenced in such Sections shall survive termination of this MARKETING AGREEMENT.

17.11 Except for any announcement intended solely for internal distribution by the PARTIES or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the PARTIES, all media releases, public announcement or public disclosures (including, but not limited to, promotional or marketing material) relating to the MARKETING AGREEMENT or its subject matter shall be coordinated with and approved in writing by both PARTIES prior to the release thereof.

17.12 Both PARTIES shall keep reasonable, proper records relating to: Sections 2.2, 3.1, 5.1, 5.2, 6.3, 8.2, 9.2, 9.4, 11.1, 12.2, Exhibit D, Exhibit E,
Exhibit H and Exhibit I for seven (7) years after the termination of the MARKETING AGREEMENT. A chartered or certified public accountant selected by either PARTY may, upon reasonable notice, during normal business hours, but not more than once a year, inspect the reporting PARTY's records as is necessary to verify the accuracy of the reporting PARTY's charges and/or pricing pursuant to Sections 2.2, 3.1, 5.1, 5.2, 6.3, 8.2, 9.2, 9.4, 11.1,
12.2, Exhibit D, Exhibit E, Exhibit H and Exhibit I.

17.13 Employee Restrictions. During the term of the MARKETING AGREEMENT, and for a period of one (1) year thereafter, neither PARTY, without the prior written consent of the other PARTY, shall solicit or employ any employee of the other PARTY who is responsible for completing obligations of the other PARTY under the MARKETING AGREEMENT or the MTDA.

17.14 Export Compliance. The rights and obligations of the PARTIES may be subject to United States and Canadian laws and regulations governing the license and delivery of technology abroad by persons subject to the jurisdiction of the United States and Canada, including the Export Administration Act of 1979, as amended, and the Export Administration regulations issued by the US Department of Commerce, International Trade Administration, Office of Export Administration. Each PARTY shall not, directly or indirectly, export, reexport or transship technology, software, components or PRODUCTS, in such manner as to violate such laws and regulations in effect from time to time to the extent that such laws are applicable to a PARTY.

17.15 NAFTA.

      (i) Administrative Actions. Both PARTIES shall perform all administrative actions required to qualify each PRODUCT sold under the MARKETING AGREEMENT for preferential treatment under the rules of any applicable trade treaty, including, without limitation, NAFTA. If a PRODUCT qualifies under NAFTA, the PARTY shall prepare and distribute a NAFTA Certificate of Origin, and any other documents required. The PARTIES shall respond to requests from the other PARTY for information regarding any NAFTA Certificate of Origin and assist each other in resolving any eligibility issues.

      (ii) Certificate of Origin. If a NAFTA Certificate of Origin is prepared for each shipment, each PARTY shall: (a) retain the original NAFTA
Certificate of Origin with appropriate backup documentation, (b) attach a copy of the NAFTA Certificate of Origin to the customs/shipping documents for the qualifying component or PRODUCT, and (c) mark the customs/shipping documents with the legend: "Copy of NAFTA Certificate of Origin attached." If a blanket NAFTA Certificate of Origin is prepared, the PARTIES shall: (a) retain the original NAFTA Certificate of Origin with appropriate backup documentation, (b) mark the customs/shipping documents for the qualifying component or PRODUCT with the legend: "Copy of blanket NAFTA Certificate of Origin on file at NORTEL's customs office in Milton, Ontario, Canada." And
(c) mail copies of the NAFTA Certificate of Origin to the other PARTY.

17.16 U.N. Convention on Contracts The PARTIES agree that the U.N. Convention on Contracts for the International Sale of Goods (Vienna, 1980) shall not apply to the MARKETING AGREEMENT nor to any dispute or transaction arising out of the MARKETING AGREEMENT.

17.17 Dispute Resolution. In the event that a controversy or claim arises relating to the MARKETING AGREEMENT, or the breach thereof, the PARTIES shall use good faith efforts to resolve such controversy or claim without resort to litigation. Upon written notice of any such dispute ("Dispute Notice"), the project managers for each PARTY must consult with each other to attempt to resolve the matter amicably for a period of at least thirty (30) days. In the event that the PARTIES are unable to reach an accommodation within such thirty (30) day period, senior management from both NORTEL and SHIVA with authority to settle the controversy or claim shall hold a meeting and use good faith efforts to resolve the dispute within the following thirty (30) days. Should the senior management meeting(s) also fail to resolve the dispute, the PARTIES agree to engage the services of a mutually agreeable independent mediator prior to resorting to litigation. An attempt to arrive at a settlement shall be deemed to have failed only if the mediation process fails to resolve the issue within another thirty (30) day period.

17.18 Taxes. Prices and fees set forth in the MARKETING AGREEMENT are (a) exclusive of any applicable excise taxes now existing or hereafter imposed by any applicable taxing authority; (b) exclusive of the transportation charges and duty applicable between the shipping location and delivery location; and
(c) inclusive of all other taxes, transportation charges and duty for PRODUCT which NORTEL purchases from SHIVA or royalty payments NORTEL makes to SHIVA for which NORTEL is liable shall be separately stated on the invoice from SHIVA to NORTEL. Such taxes, transportation charges and duty for royalty payments SHIVA makes to NORTEL for which SHIVA is liable shall be separately stated on the invoice from NORTEL to SHIVA. NORTEL and SHIVA agree not to assess any applicable excise or sales tax where one PARTY furnishes the other PARTY a tax exemption certificate, a certificate of authority, a direct pay permit and/or any equivalent acceptable to the applicable taxing authority. Either PARTY shall withhold any withholding tax required to be withheld from payments made to the receiving PARTY pursuant to the MARKETING AGREEMENT. To assist in obtaining any tax credits for the amounts withheld from payments made to the receiving PARTY, the paying PARTY shall promptly furnish the receiving PARTY with such evidence as may be required by the appropriate taxing authorities to establish that any such tax has been paid.

SHIVA CORPORATION                 NORTHERN TELECOM LIMITED

Signature:                        Signature:
Frank Ingari                      Klaus Buechner
President                         Group Vice President
                                  Multimedia Networks


                                  Signature:
                                  Name:  David Archibald
                                  Title: V.P. and Deputy General
                                         Counsel

                                 EXHIBIT A

                      NORTH AMERICA SERVICE PROVIDERS

TELCOS
                                     Major ISPs and OSP's

AT & T - LD
AT & T - Metro                       UUNet
AT & T - Worldnet                    BBN
AT & T - Interspan                   PSI
AT & T - WICS                        Netcom
BT - MCI - Concert                   AOL
Sprint - LD                          Compuserve
Sprintlink                           Advanced Network Services (ANS)
Sprint - Local                       Erols
WorldCom - LD                        MFS
WorldCom - MFS                       WilTel-WilTech
WorldCom - GridNet International     Digex
WorldCom - Customer Solutions        Mindspring
Frontier
Southwestern Bell                    AAP Caps
Bell Atlantic
Nynex                                GST
Bellsouth                            ELI
PacBell                              Cable and wireless
U.S. West                            Teleport
Ameritech                            US Signal
GTE                                  McCloud Communications
AllTel
Cincinnati Bell
Citizen Telecom
Bell Canada
Unitel
Stentor Companies
Sasktel
EdTel
NBTel
Alberta Tel
NFTel

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT B

******* ROYALTY PAYMENT **************************** FEATURES

***** shall pay *********************************** for each SHIVA LanRover
Access Switch sold by ***** with a FEATURE described in this Exhibit B. The royalty shall be paid by **********************************************
************************************************************ time period of
****************** after *********** of a SHIVA LanRover Access Switch with any of the features described in this Exhibit B.

FEATURE Descriptions

*******************
***********************************
**************************************************
***************************
**********************
***********************
*************
************************

* These FEATURES are also subject to a *********************************
whereby ************************************** in a LanRover Access Switch
********************************************** of such FEATURE.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT C

**************** PRODUCT FEATURES

This Exhibit describes PRODUCTS or functionality that shall be *********** part of the ****** version of a PRODUCT that is ******************* and are being ****************. These PRODUCTS or functionality shall not ** ************************************** of a PRODUCT that ***********
************************** standard distribution channels.

Rapport 112


*******************

**********************************
********************
*************
*************


OEM Access Port of Rapport ***********

***** developed modifications using ****** developed software and/or hardware, including but not limited to the following:

*************************

***************************

***************************************

**************************************
************************
***********************************

                                 EXHIBIT D

SHIVA SUPPORT TO NORTEL

Support Requirements

SHIVA shall provide Technical Support seven (7) days a week, twenty four (24) hours a day. This support shall be manned during normal business hours 9:00 a.m. - 8:00 p.m. EST. During all other hours the support shall be on pager call out.

SHIVA shall provide Manager Technical Support seven (7) days a week, twenty four (24) hours a day. This support shall be manned during normal business hours 9:00 a.m. -8:00 p.m. EST. During all other hours the technical support manager shall be on pager call out.

SHIVA shall provide NORTEL with Training Material and course work for a Train the Trainer course as required for each new hardware and software general release. SHIVA shall provide written updates to these Materials for the time periods between these general releases.

The PARTIES agree to work together in good faith to determine any remaining aspects of the detailed support policy that is not covered in this AGREEMENT.

Support Process

Technical support is based on three levels of support, NORTEL shall provide the first level of support or primary customer interface which is called NORTEL's Front Line Support (FLS). NORTEL shall provide second level support by its Global Technical Support (GTS) group. NORTEL's GTS group shall be the interface to SHIVA Technical Support (STS) on all global PRODUCT customer issues. Also, designated engineers from NORTEL's Emergency Technical Assistance Support (ETAS) group shall be able to contact the SHIVA technical support group for any critical issues. SHIVA shall provide per mutual agreement by SHIVA and NORTEL senior management first level support in the event of failure to achieve fix to E1 error in 24 hours or a Major error within 30 days.

SHIVA technical support engineer response time shall be based on the following:

Normal Business hours: 9am - 8pm EST     One (1) hour response time
Monday to Friday excluding holidays

After hours:  8pm - 9am EST            NORTEL's GTS group may send problem
                                       notification via email or through
                                       SHIVA 'S call tracking system

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

After Hours Emergencies                NORTEL's GTS group shall be provided
                                       with a phone number to use to contact
                                       SHIVA personnel (engineer pager and
                                       manager pager), 15 Minute response
                                       time.

NORTEL's GTS group shall be able to communicate to SHIVA'S STS group via phone, email, and faxes.

***************************************************************************
**********

Problem definition

Problems shall be defined as follows:

Critical E1             emergency, equipment out of service
E3, Follow-Up           root cause of E1 outage
Major                   Service affecting problem
Minor                   Non-service affecting problem

Service Objective

The following time frames shall be used to specify service objectives for each type of problem definition. The time frame is defined from the time that NORTEL notifies SHIVA Technical support of an escalated issue to the time that SHIVA provides an acceptable resolution.

Critical E1                            < 24 hours service restored with short
                                       term fix if applicable.  E3 trouble
                                       report opened for long term fix.
E3, Follow-Up                          < 30 days
Major                                  < 30 days
Minor                                  <180 days

* Times from when NORTEL informs SHIVA of a problem. All E1 and E3 issues shall be conveyed to SHIVA as soon as reported to NORTEL's GTS group so as to meet the above time frames.

Escalation of a Problem

NORTEL and SHIVA technical support shall work together to define the escalation process within each organization and establish the appropriate interface between the organizations at the necessary level of responsibility.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Additional Support or Sustaining Engineering Requirements for Internet Thruway Application Customers

SHIVA shall use reasonable efforts to implement the Bellcore Software Introduction Process for all new features developed for Software, including Bellcore guidelines for MTBF, Test Plans/Results and Release Notes. NORTEL and SHIVA shall jointly review test plans/results prior to implementation/release.

NORTEL must agree, in writing, to any features or functionality that are removed from Software for a NORTEL customer.

SHIVA agrees to use reasonable efforts to provide the following documentation to NORTEL for all new PRODUCTS/features: 1. detailed specifications on PRODUCTS/FEATURES, 2. detailed troubleshooting methods and procedures and 3. detailed engineering provisions, capacity.

SHIVA and NORTEL support personnel agree to meet within thirty days following execution of the MARKETING AGREEMENT to define acceptable quality statistics and develop a quality assurance program.

Support Fees

*****for support for an initial period commencing at the period of execution of the MARKETING AGREEMENT *********************************************
*****************************************************************************
****************************************************************************
*********************************************************************
****************************************************************************
***************************************************************************
*****************************************************************************
***************************************************************************
****************************************************************************
*****************************************************************************
********************************************************************
*************************************************************************
*************************

SOFTWARE and DOCUMENTATION Maintenance/Releases

SOFTWARE Maintenance

SHIVA shall be responsible for SOFTWARE maintenance of the PRODUCT. This includes the release of bug fixes, patches, SOFTWARE updates and maintenance releases. Maintenance releases shall include previously agreed upon bug fixes and patches. The schedule for SOFTWARE updates shall be mutually determined by SHIVA and NORTEL.

SHIVA shall support the current major releases (including release revisions) of SOFTWARE as well as one previous release (including release revisions) of SOFTWARE in the PRODUCTS.

SHIVA shall provide NORTEL with a list of known bugs in each release of the PRODUCT SOFTWARE prior to SHIVA's release of such SOFTWARE to NORTEL and upon identification of any bugs in a release of SOFTWARE previously released to NORTEL. SHIVA shall provide all bug fixes (patches) and release notes to NORTEL's technical support for release to NORTEL's customers. SHIVA and NORTEL agree to establish a distribution method for releases.

SOFTWARE Releases/Documentation

All major SOFTWARE releases and upgrades shall be scheduled by SHIVA and NORTEL in the MTDA. These releases shall contain significant new features and functionality. The time frames for upgrades shall be defined by SHIVA and NORTEL Product management teams. The release content shall ensure that the roll-out plans are synchronized between NORTEL and SHIVA product lines.

SHIVA shall provide the standard SHIVA version of documentation for each release of the SOFTWARE. Any customization of documentation shall be negotiated separately. Documentation includes on-line help, user/reference guides, release notes and any other applicable documentation.

Knowledge

SHIVA shall provide NORTEL's GTS group access to pertinent existing knowledge bases for remote access support and product support issues. Knowledge to include Frequently Asked Questions (FAQS) and Technical Tips, and Lotus Notes databases. It shall also include new tools as developed throughout the life of the project. Each of these shall be updated for each release of the PRODUCTS. NORTEL technical support shall have access to all public on-line forums, such as the World Wide Wed site, ftp server, SHIVA BBS and the SHIVA Fax On Demand server.

NORTEL shall provide SHIVA with access to pertinent knowledge bases related to frame relay technology.

Hardware Support for SPECIFIC PRODUCT Manufactured and Delivered by SHIVA

The warranty for hardware relating to SPECIFIC PRODUCT that is manufactured and delivered by SHIVA is specified in Section 11.1.

The following repair service procedures shall be followed by NORTEL technical support staff for repairs to SPECIFIC PRODUCT(S) that have been manufactured by SHIVA and supplied to NORTEL:

1) NORTEL shall call SHIVA to obtain a Return Material Authorization (RMA) number.

2) NORTEL shall send the equipment to be repaired to SHIVA as outlined in the letter of shipping instruction that is included in each order. All SPECIFIC PRODUCT(S) to be repaired should be returned in their original or equivalent packing materials. The applicable RMA number must be placed on the address label when the SPECIFIC PRODUCT is shipped to SHIVA. NORTEL shall pay for the cost of shipping SPECIFIC PRODUCT to SHIVA.

3)    NORTEL shall call SHIVA to confirm receipt of shipment.

4) SHIVA shall repair or replace the failed system pursuant to Section 9. SHIVA shall pay for the cost of shipping SPECIFIC PRODUCT to NORTEL.

NORTEL is responsible for local sparing of required hardware for their customers. SHIVA shall provide recommendations as to the numbers and types of spares to be stocked.

SHIVA shall provide NORTEL with appropriate statistics regarding hardware problem tracking.

Manufacturer Discontinuation of SPECIFIC PRODUCT

SHIVA shall support PRODUCT for a period of seven (7) years after discontinuing manufacture, however, in the event that NORTEL has acquired a RTM for such PRODUCT, NORTEL shall continue to manufacture such PRODUCT itself and shall not have the option of requiring that SHIVA continue manufacture of such PRODUCT. SHIVA further agrees to notify NORTEL twelve
(12) months prior to discontinuing manufacture of any PRODUCT. Long term support fees shall be determined on an annual basis.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                 EXHIBIT E

SPECIFIC PRODUCT/FEATURE ADDENDUM 1 - Rapport 8

SPECIFIC PRODUCT

Rapport ************************


License Type

******


*******************************

****


Royalties

*********** royalty fee is ********. The bundled hardware/software SPECIFIC PRODUCT price includes *******************************************************
*************************************************************************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


SPECIFIC PRODUCT/FEATURE ADDENDUM 2 - Rapport 112 **********************

SPECIFIC PRODUCT

LanRover Access Switch ********************** Rapport 112)


License Type

******





Royalties

*********** royalty fee is ********. The bundled hardware/software SPECIFIC PRODUCT price includes ****************************************************
***************************************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


SPECIFIC PRODUCT/FEATURE ADDENDUM 3 - Rapport 112 ************************

SPECIFIC PRODUCT

Rapport 112 ************************


License Type

******


Marketing Provisions

**********************. In accordance with Section 4.4 of the MARKETING AGREEMENT, NORTEL may sell and distribute Rapport 112 it ************ (i) into the CARRIER/ISP MARKET and (ii) internally for NORTEL's own use.

****************** Provision.  The following ****************** provisions shall apply to the Rapport 112 and all derivatives thereof which result from the development activities contemplated under the MARKETING AGREEMENT or the MTDA. The PARTIES agree to the following ************************ ************ rights for the term commencing upon the EFFECTIVE DATE of the MARKETING AGREEMENT and continuing unless *********** is revoked pursuant to the provisions of Section 5.1 and 5.2 of the MARKETING AGREEMENT. SHIVA shall ******************************* the Rapport 112 or SHIVA's version of the Rapport 112 (SHIVA LanRover Access Switch), and evolutions and derivatives thereof, within the ******************************************.
In addition, SHIVA shall ************** future agreements with distribution partners (including but not limited to Other Equipment Manufacturers) other than NORTEL, that shall permit such distribution partners to ******* ********************************* Rapport 112 (SHIVA LanRover Access Switch)
or any product that is similar to the LanRover Access Switch and evolutions or derivatives thereof, into the ******************************************.
Not including existing CUSTOMER obligations, and for home office application, until such time as the SHIVA ******************************* is available and functionally equivalent to THIRD PARTY products in the market, NORTEL shall
***************************************************************************
***************************************************************.  Such
*********** provision shall not hinder NORTEL's right to complement SHIVA technology with other technologies and/or products to meet CUSTOMER requirements in the event SHIVA technology cannot meet such customer requirement.

In the event that NORTEL sells or distributes ********************************
**************************************************************************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

********* then such activity shall not constitute a breach of the MARKETING AGREEMENT but may, ****************************************************
***************************.  Notwithstanding the foregoing, in the event that a CUSTOMER insists that NORTEL support products other than Rapport 112 in their network environment due to feature/functionality requirements or to integrate with existing installed base technology, despite NORTEL's commercially reasonable effort to position and promote the advantage of the NORTEL/SHIVA technology and value to the CUSTOMER, and **********************
*********************************************************************
*******************************************************************
**************************************************************************
***********************. However, in such event SHIVA shall be able to sell the SHIVA LanRover Access Switch *************************. NORTEL support of products other than Rapport 112 in this instance shall mean ************* ***************************************************************. It shall exclude the following NORTEL activities:  *******************************
***************************************************************************
*************************.  Further, NORTEL shall not ********************
************************************************************************
************************************************************************.
This limitation shall not apply to development activities that NORTEL undertakes for a specific account. This limitation shall not apply to development activities that NORTEL undertakes pursuant to a contract with the first CUSTOMER requesting such services. With respect to any subsequent CUSTOMERS for such services, NORTEL may, at its option, either (i) cause new software to be developed independently of the activities carried out for another CUSTOMER or (ii) re-use the previously developed software upon payment to SHIVA of ***************************** for the sale at issue, up to a maximum of ********************************************************.
The number of ports used for the calculation of this payment to SHIVA shall be ***************************************************************.  NORTEL
shall also ********************************************************
**************************************************************************.
NORTEL agrees to actively promote the SHIVA/NORTEL solution and to acknowledge SHIVA's contribution to the ****************.


In the event ****************** has been terminated, each PARTY shall be able to ********** the Rapport 112 or, in the case of SHIVA, the LanRover Access Switch and, in the case of NORTEL, **************************************
***********************************************************************
*********.

Royalties

NORTEL agrees to pay SHIVA a royalty rate of **************************** *********** for the Rapport 112. ************************ NORTEL has
incurred a payment obligation, *******************************************
***********************************************************************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


***********************************************************************
********************************************* of Rapport 112 ***************
*************************************.

In 1997, and prior to any notification of revocation of the exclusivity provisions, NORTEL shall make ************************ payments *******
****************************************************************************
***************************************************************************
****************************************************************************.
Invoices for these royalties shall be issued upon receipt of the royalty report described in Exhibit H. ***************************************
***************************************.  In the event that the ******
*********** provisions are canceled as provided in the section entitled Marketing Provisions, above, NORTEL shall *********************************
**********************************.

At the end of 1997, any advance royalties paid by NORTEL to SHIVA which exceed the royalties earned by SHIVA based on the royalty calculation set forth in Exhibit H shall be ************************ royalties resulting from ****** ************. These unused royalties *************************************
***************************************************************************
*********************.  In the event of notification that the ***********
********* is terminated there shall be *********************************
********. In the event that the total royalties due exceed the **** ****************** the difference shall be calculated within ****************
*****************************************************************************
*****************.

The equivalent of **********************************************************
shall be ********************************************************************
********************************* royalty payment described above) provided the *****************************************************************
NORTEL's Rapport 112 *************************************************
*****************************************************************************
****************************************************************************
***************************************************.  By way of example, *
***************************************************************************
***************************************************************************
*******************************************************************
*************** assumes the following:  *******************************
*************************** Rapport 112 **********************************
*******************************************************************
CARRIER/ISP MARKET ****************************************************
************************************.

However, for the purposes of NORTEL sales for which **************************
**********************************************************************
*******************************.

**********************. In the event NORTEL sells and distribute Rapport 112 **************************** Carrier/ISP Market **********************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

****************, NORTEL shall pay royalties as provided for sales of Rapport 112 **********************************************************************
********************************************

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

SPECIFIC PRODUCT/FEATURE ADDENDUM 4 - Rapport **** Access Router

SPECIFIC PRODUCT

Rapport **** Access Router


License Type

******


Modifications to License Type *

*****


Royalties

****** shall pay ***** a royalty of ************************************
***************************************************************************
**********************************************************************
*************************************************************************
**************************************************  In each case, ******
*************************************************************************
************************************************************************
****************************************************************************
*************************************************************************
***************************************************************************
**********************************************************************
***********************************************************************
*****************************************************************************
***************************************************************************
********************************************************.

Royalties for ******************************** shall be calculated **********
***************************************************************************
**************************************************************************
**************************************************************************
*****************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

SPECIFIC PRODUCT/FEATURE ADDENDUM 5 - Exhibit C for Rapport 112 and Rapport
***********

SPECIFIC FEATURES

************************* as described in Exhibit C for Rapport 112 and Rapport ***********.


License Type

******


Modifications to License Type *

*****


Royalties

*****

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT F


***** R&D Deliverable Dependencies

************** to be delivered on or before *******************************
*************************.

***************************** to be delivered on or before
************************************************************************.

************ to be delivered on or before **********************************
******************.

****************** to be delivered on or before *****************************
*****************************.

************* to be delivered on or before the *******************************
******************.

*********************************** to be delivered on or before *************
***************************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                 EXHIBIT G

The MINIMUM MARKET PERFORMANCE OBJECTIVE is ******** achievement of **********
***************************************************************************
*************************************************************************
************************************************************.  This metric may only be amended by mutual agreement of the PARTIES, in writing.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT H


Rapport 112:  *************** Computation

***** shall be paid royalties at a rate of ******************************
************* Rapport 112 product ************************************.  Such royalty payment shall be applied toward *************************** royalty payments described in SPECIFIC PRODUCT/FEATURE ADDENDUM 3 of Exhibit E of the MARKETING AGREEMENT.

**************************** Rapport 112 Product *************

********************, NORTEL shall summarize ***************************
Rapport 112 units **************************************, defined as *******
***********************************************************************
*************************************************************************
**************************************** royalty due to ******************
*************************** shall be ******************************.

**************** (Rapport 112 Product ***********************************
*********

Rapport 112 product ********************************************************
******************************************************************, shall be subject to a  royalty based on the following formula:

************************************************************************
royalty ********

************************************* royalty ********************* Royalty

******* royalty

************** royalty ******** shall be a ******************************
***************************************.

Royalties shall be adjusted ********* as required to reflect ***************
********************.

Payment Schedule

Royalties shall be calculated **********************************************
************************ shall be sent ***********************************
******************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

****** shall maintain complete and accurate records of all royalty calculations. Such records shall be maintained in accordance with generally accepted accounting principles. ****** shall retain such records for the ************************************************************************* may
request an audit of royalty calculation records by an independent auditor reasonably acceptable to ******. During the period in which ****** is required to maintain royalty calculation records, such auditors shall have reasonable access to such records at a mutually agreeable time and location for the purposes of conducting an audit. ***** shall bear all audit expenses unless such audit reveals that ****** has understated royalties by more than ****************** in which such case ****** shall pay all reasonable costs associated with the audit. Prompt adjustment shall be made to compensate for any understatement revealed by the audit.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT I

SERVICE PROVIDER GROUP

SPG is a group of ***** provided employees funded by ****** and assigned to exclusively support ****** to promote the Rapport PRODUCT business. The primary purposes of this group is to provide pre-sales and post-sales support of the Rapport PRODUCT in the CARRIER/ISP MARKET.

***** employees staffing the SPG shall continue to be paid by ***** but shall be assigned ************************** of the time to ****** related activities unless otherwise agreed to by ****** in writing.

Before assigning an individual to SPG, whether as an initial assignment or a subsequent assignment, ***** shall (i) notify ****** of the proposed assignment, (ii) shall introduce the individual to appropriate ****** representatives (and, upon request, provide such representatives with the opportunity to interview the individual) and (iii) shall provide ****** with a resume and other information about the individual reasonably requested by ******. If ****** in good faith objects to the proposed assignment, the PARTIES shall attempt to resolve ******** concerns on a mutually agreeable basis. If the PARTIES have not been able to resolve ******** concerns within ***************************** shall not assign the individual to that position and shall propose to ****** the assignment of another individual of suitable ability and qualifications. Personnel filling SPG positions may not be transferred or reassigned until a suitable replacement has been approved by ******.

***** and the SPG employees shall execute non-disclosure agreements and non-circumvention agreements in a form acceptable to ******, prior to gaining access to any CONFIDENTIAL INFORMATION. The non-disclosure, non-circumvention agreement shall contain a restriction that neither ***** nor its employees (in particular SPG employees) shall solicit any CUSTOMERS that were solicited for the benefit of ******* during the term of the MARKETING AGREEMENT and that the period of this restriction shall be for term of this MARKETING AGREEMENT or, in the case of ***** employees (in particular SPG employees), for the period of their employment by *****.

The personnel to staff SPG shall be approved within ************* of the EFFECTIVE DATE.

***** agrees that, with respect to the planned departure of any individual serving on SPG, ***** shall use commercially reasonable efforts to initiate the procedures set forth below within a sufficient amount of time in advance of the planned departure date to allow the PARTIES to agree upon a replacement individual and for such individual to be permanently assigned and fully trained on-site in the responsibilities he or she shall be assuming prior to the predecessor's departure.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

In the case of an unplanned departure of an individual holding a SPG position, ***** shall promptly, and in no event longer than **************** from the day of the predecessor's departure, name and have accepted a replacement for the open SPG position who is properly educated, trained and fully qualified for the SPG services such replacement is to perform. With ******** prior written approval, ***** may use a temporary replacement to fill a SPG position until the permanent replacement is available. In the event that ***** provides a temporary replacement, that person's time at ****** shall be scheduled so as to overlap with the permanent replacement's arrival by at least **************************.

Notwithstanding any provision to the contrary, nothing contained in Article 12 or this Exhibit I shall be deemed or construed to in any way limit ******* ability to terminate any of its employees for cause.

Qualifications, Retention and Replacement of SPG Personnel.

***** shall assign the number of SPG personnel specified in Section 12.2 of the MARKETING AGREEMENT. The personnel ***** assigns to perform the SPG responsibilities shall be properly educated, trained and fully qualified for the services they are to perform.

NORTEL and SHIVA both agree that it is in their best interests to keep the turnover rate of the ***** personnel performing the SPG responsibilities to a reasonably low level. Accordingly, if ****** believes that ******* turnover rate may be excessive and so notifies ************ shall provide data concerning its turnover rate, meet with ****** to discuss the reasons for, and impact of, the turnover rate and otherwise use its best efforts to keep such turnover rate to a reasonably low level. If appropriate, ***** shall submit to ****** its proposal for reducing the turnover rate, and the PARTIES shall mutually agree to a program to bring the turnover rate down to an acceptable level. In any event, notwithstanding transfer or turnover of personnel, ***** remains obligated to perform the SPG responsibilities without degradation and in accordance with the AGREEMENT.

In the event that ****** determines in good faith that the continued assignment to the ****** account of one of the ***** personnel is not in the best interests of ******, then ****** shall give ***** written notice to that effect. Promptly after receipt of such notice, ***** shall investigate the matters stated in such notice, discuss its findings with ****** and resolve any problems with such person. If, following such period, ****** requests replacement of such person, ***** shall replace that person with another person of suitable ability and qualifications as expeditiously as possible.

Objective

The SPG members shall be assigned to specific ****** market regions to work with ******** sales and marketing organizations. The specific number of SPG

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

resources shall be agreed to based on a ************* rolling forecast, and be committed to in the prior quarter by the ************ management committee. ***** is responsible for the assignment and recruitment of skilled and trained individuals,

Mode of Operation

While the SPG shall remain under the management and administration of ***** ***********, the day-to-day activities shall be at the direction of the regional ****** management. All customer sales and contracts shall be subject to normal ****** policies. The following areas highlight some of the specific interfaces and policies:

Account management - Remain as sole responsibility of ****** sales organization,
Sales proposal - Subject to normal ********** corporate policies Non-standard commitments - Future product commitments not contained in an approved NORTEL-SHIVA plan of record (POR) must be reviewed and approved by ****** Rapport product management and ***** engineering.
Price and quotation - subject to regional marketing guidelines; non-standard pricing subject to ****** Rapport core marketing approval.
Contracts - ****** responsibility and subject to ****** legal reviews.
Post sales support - Same as regional ****** CUSTOMER services policies. Trial support - ************ responsibility.

Sales Interface Chain

Customer to ****** account Manager to ****** + SPG Sales Support to ******
********************

Customer Support Interface Chain

Customer to ****** Customer Services (FLS *) to ******************** to *****
Engineering

*FLS = regional first line support and global first line support organization

SPG Resources

Pre-sales Support:
Business development managers to supplement ****** account managers in strategy development
Sales engineering specialists to complement ****** Rapport sales engineers to provide technical sales support, proposals, customer demo support and engineering

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Post-sales Support:
Network consultants to complement ****** Rapport network consultants for technical network deployment issues and support.
Solution test engineers to complement ****** FLS/GTS in trial support and CUSTOMER configuration engineering and test.

In addition, a small group of centrally located technical/product experts shall be working with ****** Product Line Management (PLM) and lead customers in new feature definition and in ensuring that **************************** ******** are managed within ***** engineering.

The SPG staff is not to be used to replace ******* commitment for product quality/QA, customer services and standard vendor support functions.



Resource requirements (1Q/2Q) - excluding administration support

Function *************************************************************
***************************************************************
Business development
managers*************************************************************
Sales engineering
specialists**********************************************************
Network consultants**************************************************
Solution test engineers**********************************************
Product Experts/Project
Managers*************************************************************
Total by Region******************************************************

SPG Cost:

****** costs to be charged including ************* plus *******************
********** including ****************************** and ******** and
**********. In the event that SPG is located within ****** facilities, the ***** charge would be **********************.

For planning purposes, it is assumed that SPG cost is budgeted at ***********
****************************************************************.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Assumption:

***** shall assign a ****** account manager for issues of total relationship and therefore not be funded directly by ******.
Product Marketing support for ENTERPRISES shall continue to be provided through ******* Marketing organization as SPG is focused on ************. As SPG is dedicated to provide ****** with the services described in this
  Exhibit I, the ***** regional account management organizations shall be encouraged to support******* in the region.

                                 EXHIBIT J

SHIVA's THIRD PARTY Competitors

Access Beyond
Cascade
Cisco
Bay Networks/Xylogics
Ascend
3Com/USR
Livingston
Microcom

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 EXHIBIT K

******** THIRD PARTY Competitors

********
*******
***************************
******************
****************************
******************
***********************************
*******************************
************************
**********